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                                                                   EXHIBIT 10.10

EXECUTION COPY -



                            INVESTOR RIGHTS AGREEMENT

      INVESTOR RIGHTS AGREEMENT made as of September 15, 2000 by and among (i) Given Imaging Ltd., an Israeli corporation (the "Company"), (ii) the Purchasers listed on Exhibit A (the "Purchasers") of that certain Preferred Share Purchase Agreement of even date herewith (the "Series A Purchase Agreement"), (iii) the existing holders of Ordinary Shares in the Company listed on EXHIBIT A hereto (the "Ordinary Shareholders"), and (iv) the Bridge Purchasers (as defined in the Series A Purchase Agreement). Such parties may become party to this Agreement upon executing and delivering signature pages hereto no later than October 8, 2000, except that the Bridge Purchasers may become party to this Agreement upon executing and delivering signature pages hereto no later than October 30, 2000. The Purchasers, the Ordinary Shareholders and the Bridge Purchasers may be referred to herein individually as an "Investor," and collectively as the "Investors". An Investor who is both a Purchaser and an Ordinary Shareholder will be deemed, for the purpose of this Agreement, as a Purchaser with respect to the Series A Shares held thereby, and as an Ordinary Shareholders with respect to the Ordinary Shares held thereby at the date hereof.

      WHEREAS, the Company proposes to issue and sell an aggregate of up to 11,911,557 Series A Convertible Preferred Shares, par value NIS 0.01 per share, to the Purchasers pursuant to the Series A Purchase Agreement and additional 3,138,876 of such shares (collectively, the "Series A Shares"), to the Bridge Purchasers pursuant to the Bridge Agreements (as defined in the Series A Purchase Agreement);

      WHEREAS, as a condition to entering into the Series A Purchase Agreement, the Purchasers have requested that the Company extend to them registration rights and certain other rights and covenants as set forth herein;

      WHEREAS, as a condition to approving the Company's entering into the Series A Purchase Agreement, the Ordinary Shareholders have requested that the Company extend to them registration rights and certain other rights and covenants as set forth herein

      WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company that the Company enter into this Agreement;

      NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto covenant and agree as follows:

                               GENERAL PROVISIONS

      1.1 SHARES SUBJECT TO THIS AGREEMENT. The Investors expressly agree that the terms and restrictions of this Agreement shall apply to all shares of the Company's share capital which any of them now owns or hereafter acquires by any means, including without limitation by purchase, assignment or operation of law, or as a result of any share dividend, share split, reorganization, reclassification, whether voluntary or involuntary, or other similar transaction, and to any shares of the Company's share capital of any successor in interest of the Company,


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whether by sale, merger, consolidation or other similar transaction, or by purchase, assignment or operation of law (the "Shares").

      1.2 NO PARTNERSHIP RELATIONSHIP. Notwithstanding, but not in limitation of, any other provision of this Agreement, the parties understand and agree that the creation, management and operation of the Company shall not create or imply a general partnership between or among the Investors and shall not make any Investor the agent or partner of any other Investor for any purpose.

      1.3 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

      "AFFILIATE" has the meaning ascribed to that term in Rule 12b-2 under the Exchange Act, or any successor rule.

      "AMENDED ARTICLES" shall mean the Amended and Restated Articles of Association as adopted or as shall be adopted by the Company pursuant to the Series A Purchase Agreement, as they may hereafter be amended in accordance with their terms on the date hereof.

      "COMMISSION" shall mean the Securities and Exchange Commission and any successor agency of the Federal government administering the Securities Act and the Exchange Act.

      "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

      "INITIAL PUBLIC OFFERING" shall mean the Company's first firm commitment underwritten public offering of its Ordinary Shares registered under the Securities Act.

      "ORDINARY SHARES" shall mean (i) the ordinary shares, NIS 0.01 par value per share, of the Company, (ii) any other capital shares of the Company, however designated, authorized on or after the date hereof, which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference prior or equal to any class of preferred shares of the Company in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; and (iii) any other securities into which or for which any of the securities described in (i) or (ii) may be converted or exchanged pursuant to any recapitalization, reorganization, merger, consolidation, sale of assets or other similar event.

      "ORDINARY REGISTRABLE SECURITIES" shall mean Registrable Securities (other than Registrable Securities as defined in clauses (i) or (ii) in the definition of Registrable Securities) held by the Ordinary Shareholders on the date hereof.

      "PERSON" means an individual, corporation, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.



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      "QUALIFIED PUBLIC OFFERING" shall mean a public offering of Ordinary
Shares of the Company, pursuant to a registration statement filed with the Commission under the Securities Act on Form F-1 or its then equivalent, in which
(i) the aggregate gross proceeds to the Company equals or exceeds US$30,000,000 at a pre-money valuation of the Company of not less than US$150,000,000 pursuant to which the Ordinary Shares are listed for trading on a national US stock exchange or over-the-counter market.

      The terms "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement, or, as the context may require, under the Exchange Act or applicable state securities laws.

      "REGISTRABLE SECURITIES" shall mean (i) Ordinary Shares or other securities issued or issuable pursuant to the conversion of the Series A Preferred Shares; (ii) Ordinary Shares or other securities issued or issuable with respect to the Series A Shares by reason of any share split, share dividend, recapitalization, reorganization, merger, consolidation, sale of assets or similar event (a "Reorganization"), (iii) Ordinary Shares held by the Ordinary Shareholders on the date hereof (and expressly excluding any such shares acquired by the Ordinary Shareholders after the date hereof other than as described in the immediately following clause (iv)), (iv) other Ordinary Shares or other securities issued or issuable with respect to such Ordinary Shares in connection with any Reorganization, excluding in any event securities which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (b) publicly sold pursuant to Rule 144 under the Securities Act, or (c) sold by a person in a transaction in which the holder's registration rights have not been assigned in accordance with Section
3.14 hereof. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Securities, or a right attaching to holders of Registrable Securities, the determination of such percentage shall be calculated on the basis of shares of Ordinary Shares issued or issuable upon conversion of the Series A Preferred Shares, and such right shall likewise inure to the benefit of the holders of Series A Preferred Shares, even if such conversion has not been effected.

      "REGISTRATION EXPENSES" shall mean the expenses so described in Section
4.8.

      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

      "SERIES A SHARES" and "SERIES A PREFERRED SHARES" shall mean the Series A Convertible Preferred Shares.

      "SERIES A REGISTRABLE SECURITIES" shall mean Registrable Securities (other than Ordinary Registrable Securities) held by Purchasers.

      "SELLING EXPENSES" shall mean the expenses so described in Section 3.8.



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      "SUBSIDIARY" or "SUBSIDIARIES" shall mean any corporation, partnership, trust or other entity of which the Company and/or any of its other Subsidiaries directly or indirectly owns at the time a majority of the outstanding shares of any class of equity security of such corporation, partnership, trust or other entity.

      2. PERCENTAGE MAINTENANCE RIGHTS

      2.1 GRANT OF PREEMPTIVE RIGHTS. The Company and the Ordinary Shareholders hereby grant the holders of Series A Preferred Shares the preemptive percentage maintenance rights set forth in the Amended Articles, the terms of which are hereby incorporated herein by reference; PROVIDED that in addition to the foregoing purchase right OrbiMed Advisors LLC and its Affiliates or funds under its control (collectively, "OrbiMed"), and no other Series A Holder, shall have the one-time right to purchase in the Initial Public Offering the greater of (i) that number of securities issued in the such issuance that would maintain OrbiMed's proportionate ownership of Ordinary Shares as of the date immediately preceding such issuance or (ii) 10% of the securities issued in such new issuance (provided that if, due to interpretations by the staff of the Commission, such purchase might cause material difficulties in implementing such Initial Public Offering, the Company and OrbiMed agree to negotiate in good faith modifications to such purchase right to eliminate such difficulties).


      3. TRANSFER OF REGISTRABLE SECURITIES; REGISTRATION

      3.1 RESTRICTIVE LEGEND. Each certificate representing Series A Shares and Registrable Securities issued on or after the date hereof ("Restricted Securities") shall, except as otherwise provided in this Section 3.1 or in
Section 3.2, be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

      "The securities represented by this certificate have not been registered under the Securities Act of 1933 or any other securities laws. These securities have been acquired for investment and not with a view to distribution or resale. Such securities may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such securities under the Securities Act of 1933 and any other applicable securities laws, unless the holder shall have obtained an opinion of counsel reasonably satisfactory to the corporation that such registration is not required."

      Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if there is an effective registration statement covering the securities represented by such certificate or, with such request, the Company shall have received either the opinion referred to in Section 3.2(a)(i) or the "no-action" letter referred to in
Section 3.2(a)(ii).


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      3.2 NOTICE OF PROPOSED TRANSFER.

      (a) Prior to any proposed sale, pledge, hypothecation or other transfer of any Restricted Securities (other than under the circumstances described in Section 3.3, 3.4 or 3.5), the holder thereof shall give written notice to the Company of its intention to effect such sale, pledge, hypothecation or other transfer. Each such notice shall describe the manner of the proposed sale, pledge, hypothecation or other transfer and, if requested by the Company shall be accompanied by either (i) an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed sale, pledge, hypothecation or other transfer may be effected without registration under the Securities Act or (ii) a "no action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such share shall be entitled to transfer such share in accordance with the terms of its notice. Each certificate for Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in
Section 3.1, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel or "no-action" letter referred to above is to the further effect that the transferee and any subsequent transferee (other than an Affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act or that such legend is not required to establish compliance with any provisions of the Securities Act. Notwithstanding any other provision hereof, the restrictions provided for in this Section 3.2 shall not apply to securities which are not required to bear the legend prescribed by Section 3.1 in accordance with the provisions of that Section. The Company will not unreasonably refuse to accept an opinion of counsel required hereby signed by the original holder's counsel (it being agreed that an opinion of Wollmuth Maher & Deutsch LLP shall be considered satisfactory).

      (b) No such opinion of counsel or "no action" letter from the Commission, as set forth in Section 3.2(a) above, shall be required in the event of a sale, pledge, hypothecation or other transfer of any Registrable Securities to (i) any Affiliate of a Purchaser, including, without limitation, any venture capital limited partnership now existing or hereafter formed which controls, is controlled by or is under common control with such Investor; (ii) one or more partners or members of the transferor (in the case of a transferor that is a partnership, limited liability company or fund), to a shareholder (in the case of a transferor that is a corporation) or to a trust grantor (in the case of a transferor that is a trust) in each case in respect of the beneficial interest of such partner, shareholder or trust; or (iii) any successors or assigns of any of the foregoing persons, provided that the transferee agrees in writing to be subject to this Agreement to the same extent as if such transferee were originally a signatory.

      3.3 REQUIRED REGISTRATION.

      (a) At any time after the Initial Public Offering, one or more of the holders of Series A Shares (the "Series A Investors") constituting at least 20% of the total number of Registrable Securities then outstanding and held by the Series A Investors (or their "permitted transferees" (as defined in the Amended Articles)) may request the Company to register for sale under the Securities Act all or any portion of the shares of Registrable Securities held by such requesting holder or holders for sale in the manner specified in such notice; PROVIDED, HOWEVER,



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that the proposed offering price of the Registrable Securities held by such holder or holders must be at least US$5,000,000.

      (b) Following receipt of any notice under this Section 3.3, the Company shall promptly notify all holders of Registrable Securities from whom notice has not been received and such holders shall then be entitled within thirty (30) days after receipt of such notice from the Company to request the Company to include in the requested registration all or any portion of their shares of Registrable Securities. The Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in the notice from requesting holders described in paragraph (a) above, within 180 days of its receipt of such notice, the number of shares of Registrable Securities specified in such notice (and in all notices received by the Company from other holders within thirty (30) days after the receipt of such notice by such holders). The Company shall be obligated to register the Registrable Securities pursuant to this Section 3.3 on two (2) occasions only, provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Registrable Securities specified in notices received as aforesaid (except to the extent reduced by the managing underwriter, if any, pursuant to Section 3.3(d)), for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 3.3 during the period commencing 60 days prior to the Company's good faith estimate of the effectiveness of a registration statement filed by the Company covering a firm commitment underwritten public offering (other than pursuant to this Section 3.3) and prior to the later to occur of the completion of the period of distribution for such offering or 120 days after the effective date of such registration statement.

      (c) If the holders requesting such registration intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3.3 and the Company shall include such information in the written notice referred to in paragraph (b) above. The right of any holder to registration pursuant to this Section 3.3 shall be conditioned upon such holder's agreeing to participate in such underwriting and to permit inclusion of such holder's Registrable Securities in the underwriting. If such method of disposition is an underwritten public offering, the Company may designate the managing underwriter(s) of such offering, which managing underwriter(s) shall be reasonably acceptable to the holders of at least a majority in interest of the shares of Registrable Securities to be sold in such offering. A holder may elect to include in such underwriting all or a part of the Registrable Securities it holds.

      (d) A registration statement filed pursuant to this Section 3.3 may, subject to the following provisions, include (i) Ordinary Shares for sale by the Company for its own account, (ii) Ordinary Shares held by officers or directors of the Company and (iii) Ordinary Shares held by persons who by virtue of agreements with the Company in compliance with the provisions of Section 3.13 hereof are entitled to include such shares in such registration (the "Other Shareholders"), in each case for sale in accordance with the method of disposition specified by the requesting holders. If such registration shall be underwritten, the Company, such officers and directors and Other Shareholders proposing to distribute their shares through such



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underwriting shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting on terms no less favorable to such officers, directors or Other Shareholders than the terms afforded the holders of Registrable Securities. If and to the extent that the managing underwriter determines that marketing factors require a limitation on the number of shares to be included in such registration, then the Ordinary Shares held by officers or directors (other than Registrable Securities) of the Company or by Other Shareholders (other than Registrable Securities) and Ordinary Shares to be sold by the Company for its own account shall be excluded from such registration to the extent so required by such managing underwriter, and unless the holders of such shares and the Company have otherwise agreed in writing, such exclusion shall be applied first to the Ordinary Shares of the Company to be included for its own account to the extent required by the managing underwriter, and then to the shares held by the directors and officers and the Other Shareholders to the extent required by the managing underwriter, ratable among them on the basis of the respective number of shares held by each of them. If the managing underwriter determines that marketing factors require a limitation of the number of Registrable Securities to be registered under this Section 3.3, then Registrable Securities shall be excluded in such manner that the securities to be sold shall be allocated among the selling holders pro rata based on their ownership of Registrable Securities. In any event all securities to be sold other than Series A Registrable Securities will be excluded prior to any exclusion of Series A Registrable Securities. No Registrable Securities or any other security excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any holder of Registrable Securities, officer, director or Other Shareholder who has requested inclusion in such registration as provided above, disapproves of the terms of the underwriting, such holder of securities may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The securities so withdrawn shall also be withdrawn from registration. Except for registration statements on Form S-4, S-8 or any comparable form or successor thereto, the Company will not file with the Commission any other registration statement with respect to its Ordinary Shares, whether for its own account or that of other shareholders, from the date of receipt of a notice from requesting holders pursuant to this Section 3.3 until the completion of the period of distribution of the registration contemplated thereby or 120 days after the effective date of such registration, whichever is earlier, if in the good faith judgment of the managing underwriter marketing factors would materially adversely affect the price of the Registrable Securities subject to such underwritten registration.

      3.4 REQUIRED REGISTRATION OF ORDINARY SHARES.

      (a) At any time after the earlier of (i) 18 months following the Initial Public Offering or (ii) the earlier of the completion of the period of distribution under Section 3.3 or 120 days after the effective date of such registration under Section 3.3, one or more of the Ordinary Shareholders holding Registrable Securities constituting at least 20% of the total number of Ordinary Shares then outstanding may request the Company to register for sale under the Securities Act all or any portion of the Ordinary Shares held by such requesting holder or holders for sale in the manner specified in such notice; PROVIDED, HOWEVER, that the proposed offering price of the Ordinary Shares held by such holder or holders must be at least US$5,000,000.

      (b) Following receipt of any notice under this Section 3.4, the Company shall



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promptly notify all holders of Registrable Securities from whom notice has not been received and such holders shall then be entitled within thirty (30) days after receipt of such notice from the Company to request the Company to include in the requested registration all or any portion of their Ordinary Shares. The Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in the notice from requesting holders described in paragraph (a) above, within 180 days of its receipt of such notice, the number of shares of Registrable Securities specified in such notice (and in all notices received by the Company from other holders within thirty (30) days after the receipt of such notice by such holders). The Company shall be obligated to register the Ordinary Shares pursuant to this Section 3.4 on three (3) occasions only, provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Ordinary Shares specified in notices received as aforesaid (except to the extent reduced by the managing underwriter pursuant to Section 3.4(d)) shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 3.4 during the period commencing 60 days prior to the Company's good faith estimate of the effectiveness of a registration statement filed by the Company covering a firm commitment underwritten public offering (other than pursuant to this Section 3.4) and prior to the later to occur of the completion of the period of distribution for such offering or 120 days after the effective date of such registration statement.

      (c) If the holders requesting such registration intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3.4 and the Company shall include such information in the written notice referred to in paragraph (b) above. The right of any holder to registration pursuant to this Section 3.4 shall be conditioned upon such holder's agreeing to participate in such underwriting and to permit inclusion of such holder's Ordinary Shares in the underwriting. If such method of disposition is an underwritten public offering, the Company may designate the managing underwriter(s) of such offering, which managing underwriter(s) shall be reasonably acceptable to the holders of at least a majority in interest of the shares of Registrable Securities to be sold in such offering. A holder may elect to include in such underwriting all or a part of the Registrable Securities it holds.

      (d) A registration statement filed pursuant to this Section 3.4 may, subject to the following provisions, include (i) Ordinary Shares for sale by the Company for its own account, (ii) Ordinary Shares held by officers or directors of the Company and (iii) Ordinary Shares held by Other Shareholders (as defined in Section 3.3(d)), in each case for sale in accordance with the method of disposition specified by the requesting holders. If such registration shall be underwritten, the Company, such officers and directors and Other Shareholders proposing to distribute their shares through such underwriting shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting on terms no less favorable to such officers, directors or Other Shareholders than the terms afforded the holders of Registrable Securities. If and to the extent that the managing underwriter determines that marketing factors require a limitation on the number of shares to be included in such registration, then the Ordinary Shares held by officers or directors (other than



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Registrable Securities) of the Company or by Other Shareholders (other than
Registrable Securities) and Ordinary Shares to be sold by the Company for its own account shall be excluded from such registration to the extent so required by such managing underwriter, and unless the holders of such shares and the Company have otherwise agreed in writing, such exclusion shall be applied first to the Ordinary Shares of the Company to be included for its own account to the extent required by the managing underwriter, and then to the shares held by the directors and officers and the Other Shareholders to the extent required by the managing underwriter, ratable among them on the basis of the respective number of shares held by each of them. If the managing underwriter determines that marketing factors require a limitation of the number of Registrable Securities to be registered under this Section 3.4, then Registrable Securities shall be excluded in such manner that the securities to be sold shall be allocated among the selling holders pro rata based on their ownership of Registrable Securities. In any event all securities to be sold other than Ordinary Registrable Securities will be excluded prior to any exclusion of Ordinary Registrable Securities. No Registrable Securities or any other security excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any holder of Registrable Securities, officer, director or Other Shareholder who has requested inclusion in such registration as provided above, disapproves of the terms of the underwriting, such holder of securities may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The securities so withdrawn shall also be withdrawn from registration. Except for registration statements on Form S-4, S-8 or any comparable form or successor thereto, the Company will not file with the Commission any other registration statement with respect to its Ordinary Shares, whether for its own account or that of other shareholders, from the date of receipt of a notice from requesting holders pursuant to this Section 3.3 until the completion of the period of distribution of the registration contemplated thereby or 120 days after the effective date of such registration, whichever is earlier, if in the good faith judgment of the managing underwriter marketing factors would materially adversely affect the price of the Registrable Securities subject to such underwritten registration.

      3.5 INCIDENTAL REGISTRATION. If the Company at any time following the Initial Public Offering proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or any successor to such forms or another form not available for registering the Registrable Securities for sale to the public), each such time it will promptly give written notice to all holders of the Registrable Securities of its intention so to do. Upon the written request of any such holder, received by the Company within thirty (30) days after the giving of any such notice by the Company, to register any or all of its Registrable Securities, the Company will use its reasonable best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Registrable Securities so registered. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to this
Section 3.5. In such event the right of any holder of Registrable Securities to registration pursuant to this Section 3.5 shall be conditioned upon such holder's participation in such underwriting to the extent provided herein. All holders of Registrable Securities proposing to distribute their securities through such underwriting shall (together with the Company and the



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other shareholders distributing their securities through such underwriting)
enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 3.5, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all holders of securities requesting registration of any limitations on the number of shares to be underwritten, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated (i) first to the party initiating such registration procedure (whether the Company for selling Ordinary Shares for its own account or any Other Shareholder entitled to request and initiate such registration); (ii) then, to the holders of Registrable Securities requesting registration pursuant to this Section 3.5 and Other Shareholders requesting registration pursuant to similar rights, in proportion, as nearly as practicable, to the respective amounts of securities owned by them; and (iii) then, to the Company with respect to Ordinary Shares being sold for its own account (unless allocated first under clause (i) above). Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 3.5 without thereby incurring any liability to the holders of Registrable Securities. If any holder of Registrable Securities disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

      3.6 REGISTRATION ON FORM F-3.

      (a) In addition to the rights provided in Sections 3.3 and 3.4, provided that at least nine (9) months have elapsed since the most recent registration in which the shareholder seeking to make a request under this Section 3.6 was entitled to request that any of its Registrable Securities be included therein, if at any time (i) any holder or holders of the Registrable Securities request that the Company file a registration statement on Form F-3 or any comparable or successor form thereto for a public offering of all or any portion of the shares of Registrable Securities held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed US$5,000,000, and (ii) the Company is a registrant entitled to use Form F-3 or any comparable or successor form thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form F-3 or any comparable or successor form thereto, for public sale in accordance with the method of disposition specified in such notice, the number of Registrable Securities specified in such notice. Whenever the Company is required by this Section 3.6 to use its best efforts to effect the registration of Registrable Securities, each of the procedures and requirements of Section
3.3 and 3.4 (with all holders of Registrable Securities being treated equally), including but not limited to the requirement that the Company notify all holders of Registrable Securities from whom notice has not been received and provide them with the opportunity to participate in the offering, shall apply to such registration, PROVIDED, HOWEVER, that except as provided above, there shall be no limitation on the number of registrations on Form F-3 which may be requested and obtained under this Section 3.6.

      (b) The Company shall use its best efforts to qualify for registration on Form F-3 or any comparable or successor form or forms; and to that end the Company shall register (whether or not required by law to do so) the Ordinary Shares under the Exchange Act in accordance with the provisions of that Act following the effective date of the first registration of any securities of the Company on Form F-1 or any comparable or successor form.

      3.7 REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 3.3, 3.4, 3.5 or 3.6 to use its best efforts to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

      (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 3.3 or 3.4, shall be on Form F-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities including executing an undertaking to file post-effective amendments and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as provided below);

      (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified herein and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

      (c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and each such amendment and supplement thereto (in each case including all exhibits) and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

      (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, unless the Company is already subject to service in such jurisdiction;

      (e) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Ordinary Shares of the Company are then listed;

      (f) comply with all applicable rules and regulations under the Securities Act and Exchange Act relating to such registration;

      (g) immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

      (h) if the offering is underwritten and at the request of any seller of Registrable Securities, use its best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters to such effects as reasonably may be requested by counsel for the underwriters, and
(ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

      (i) make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all at the cost and expense of such sellers or underwriters, as the case may be, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, all subject to the recipients' signing non-disclosure undertakings in form designated by the Company;

      (j) cooperate with the selling holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriter may request at least two business days prior to any sale of Registrable Securities;

      (k) permit any holder of Registrable Securities which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, would be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel, reasonably concurred in by the Company's counsel, should be included; and

      (l) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement reasonably acceptable to the Company, in usual and customary form, with the managing underwriter of such offering.

      For purposes of this Agreement, the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby or 180 days after the effective date thereof, PROVIDED, HOWEVER, in the case of any registration of Registrable Securities on Form F-3 or a comparable or successor form which are intended to be offered on a continuous or delayed basis, such 180 day-period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold (but in no event longer than nine months after the effective date of such registration statement), provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a posteffective amendment, permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in or omission from the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

      In connection with each registration hereunder, the sellers of Registrable Securities will furnish to the Company in writing such information requested by the Company with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with Federal and applicable state securities laws.

      3.8 EXPENSES.

      (a) All expenses incurred by the Company in complying with Sections 3.3, 3.4, 3.5 and 3.6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of any insurance which might be obtained by the Company with respect to the offering by the Company, and fees and disbursements of one counsel selected by the holders of at least two-thirds (2/3) of the Registrable Securities being sold, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses".

      (b) The Company will pay all Registration Expenses in connection with each registration statement under Section 3.3, 3.4, 3.5 or 3.6; provided, that, in the event of a registration pursuant to Section 3.3 or 3.4 hereof which is withdrawn at the request of the Investors other than (i) as a result of the Company's failure to perform its obligations hereunder,

(ii) as a result of a cutback by the underwriter of such registration in the amount of Registrable Securities which may be included in such registration by more than 25% or (iii) as a result of information concerning a materially adverse change in the Company's business or financial condition that is made known to the Investors after the date on which such registration was requested, the Investors shall pay the Registration Expenses with respect to such registration. In the event that a registration pursuant to Section 3.3 hereof is withdrawn pursuant to clauses (i), (ii) or (iii) of this Section 3.8(b), the Investors shall, immediately following such withdrawal, be entitled to that number of registration requests pursuant to Section 3.3 or 3.4 hereof to which they would have been entitled not taking into account the withdrawn request. All Selling Expenses in connection with each registration statement under Section 3.3, 3.4, 3.5 or 3.6 shall be borne by the participating sellers in proportion to the number of shares registered by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

      3.9 INDEMNIFICATION AND CONTRIBUTION.

      (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 3.3, 3.4, 3.5 or 3.6, the Company will indemnify and hold harmless each holder of Registrable Securities, its officers, directors and partners, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such holder or underwriter within the meaning of the Securities Act (each, an "Indemnitee"), against any losses, claims, damages or liabilities, joint or several, to which such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any prospectus, offering circular or other document incident to such registration (including any related notification, registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 3.3, 3.4, 3.5, or
3.6 any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof), (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"), (iii) any omission or alleged omission to state in any such registration statement, prospectus, amendment or supplement or in any Blue Sky Applications executed or filed by the Company, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iv) any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act or any state law applicable to the Company and relating to action or inaction required of the Company in connection with such registration, and will reimburse each Indemnitee for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred, PROVIDED, HOWEVER, that the Company will not be liable to an Indemnitee if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by such Indemnitee, in writing specifically for use in such registration statement or prospectus; PROVIDED FURTHER, however, that, other than in a firm commitment underwriting, the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Indemnitee from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Indemnitee to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

      (b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 3.3, 3.4, 3.5 or 3.6, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each other seller of Registrable Securities, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, other seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any prospectus, offering circular or other document incident to such registration (including any related notification, registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 3.3, 3.4, 3.5 or 3.6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof), or any Blue Sky Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, other seller, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred, PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and PROVIDED FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proceeds received by such seller from the sale of Registrable Securities covered by such registration statement. Not in limitation of the foregoing, it is understood and agreed that the indemnification obligations of any seller hereunder pursuant to any underwriting agreement entered into in connection herewith shall be limited to (or be reasonably comparable to, in the event an underwriter reasonably requires the use of its form of underwriting agreement) the obligations contained in this subparagraph (b).

      (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 3.9 and shall only relieve it from any liability which it may have to such indemnified party under this Section 3.9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel selected by such indemnifying party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 3.9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the counsel selected by the indemnifying party shall have reasonably concluded that there may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party. No indemnifying party, in the defense of any such claim or action, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or action, and no indemnified party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

      (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any indemnified party makes a claim for indemnification pursuant to this Section 3.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3.9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such indemnified party in circumstances for which indemnification is provided under this Section 3.9; then, and in each such case, the indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing (A) no such holder of Registrable Securities will be required to contribute any amount in excess of the proceeds received from the sale of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

      (e) The indemnities and obligations provided in this Section 3.9 shall survive the transfer of any Registrable Securities by such holder.

      3.10 CHANGES IN ORDINARY SHARES. If, and as often as, there is any change in the Ordinary Shares by way of a share split, share dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Ordinary Shares as so changed.

      3.11 RULE 144 AND 144A REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, except as provided in paragraph (c) below, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

      (a) use its best efforts to comply with all of the applicable reporting requirements of the Exchange Act and shall comply with all other public information reporting requirements of the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any of the Registrable Securities by any holder of Registrable Securities pursuant to Rule 144 or Rule 144A thereof, as amended from time to time, or any successor rule thereto or otherwise;

      (b) cooperate with each holder of Registrable Securities in supplying such information as may be necessary for such holder of Registrable Securities to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act under Rule 144 or Rule 144A thereunder for the sale of any of the Registrable Securities by any holder of Registrable Securities; and

      (c) furnish to each holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 or Rule 144A (or any successor rule) and, at any time after it has become subject to such reporting requirements, of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

      3.12 "MARKET STAND-OFF' AGREEMENT. Each of the Investors agrees, severally and not jointly, if requested by the Company and an underwriter of Ordinary Shares (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Ordinary Shares (or other securities) of the Company held by such Investor during a period not to exceed (i) one hundred and eighty (180) days following the effective date of the first registration statement of the Company filed under the Securities Act and (ii) ninety (90) days following the effective date of any subsequent registration statement filed by the Company under the Securities Act, and to enter into an agreement to such effect; PROVIDED that all of the Company's officers, directors and holders of at least 5% of the outstanding Ordinary Shares (or securities convertible into at least 5% of the Ordinary Shares) also enter into agreements to such effect.

      The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said period.

      3.13 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. The Company shall not, without the approval of the Board of Directors, including at least one of the Preferred Directors (as defined in the Amended Articles), grant to any third party any registration rights more favorable than, or in any way conflicting with, any of those contained herein, so long as any of the registration rights under this Agreement remains in effect, provided, in any event, (i) any grant of demand or required registration rights shall provide that the Purchasers have incidental or "piggyback" registration rights with respect thereto in accordance with the provisions of Section 3.5 hereof, and (ii) such rights shall not become exercisable prior to the exercise of the rights of the holders of Registrable Securities hereunder.

      3.14 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Article 3 may be assigned (but only with all related obligations) by a holder of Registrable Securities to a transferee or assignee of such securities who is not engaged in a business activity competitive with the Company (as reasonably determined by the Company's Board of Directors) and who, after such assignment or transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for share splits, share dividends, combinations and similar recapitalization events), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if (i) immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act and (ii) the transferee or assignee shall acknowledge in writing that the transferred or assigned Registrable Securities shall remain subject to this Agreement. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Article 3.

      3.15 BLOCKAGE PERIODS. Notwithstanding any other provision of this

Agreement, the Company shall be permitted to defer the filing of any registration statement under Sections 3.3, 3.4 or 3.6 if the Company's Board of Directors determines in good faith, as certified in writing by the Company's President or Chief Executive Officer to the holder of Registrable Securities requesting registration pursuant to any of the said Sections, that the filing of such a registration statement at such time would be seriously detrimental to the business of the Company. The Company may decline to file any registration statement for this reason only once in any 12-month period and only for a maximum period of 90 days at any one time.

      3.16 TERMINATION OF REGISTRATION RIGHTS. The rights under this Section 3 will expire with respect to each of the Investors and their respective successors, assigns and transferees, upon the earlier of (i) five years after the date of the Company's Initial Public Offering, or, (ii) after the Company's Initial Public Offering with respect to a particular holder, the earlier of such person's ceasing to hold any Registrable Securities or at such time as such person is entitled to sell all of its Registrable Securities within a consecutive 90-day period pursuant to Rule 144.


      4. BOARD OF DIRECTORS

      4.1 ELECTION OF DIRECTORS. Each Investor shall take or cause to be taken such actions as may be required from time to time to establish and maintain the number of persons comprising the Board of Directors and the representation therein as set forth in the Articles of Association as adopted by the Company pursuant to the Series A Purchase Agreement.

      4.2 COMPENSATION AND REIMBURSEMENT OF DIRECTORS. Each of the Preferred Directors shall receive 10,000 options (under the Company's option plan) to purchase Ordinary Shares (at the price of the sale of Series A Shares to the Purchasers) for their services on the Board. Should the Company seek to equally incentivize any or all of the other directors in accordance with the foregoing, the Series A Holders shall vote in favor thereof. Directors shall be reimbursed by the Company for their travel expenses in connection with attendance at Board meetings, in accordance with Company policy.

      4.3 TERMINATION. The provisions set forth in this Article 4 shall be of no further force and effect upon the closing of the Company's Qualified Public Offering.

      5. AFFIRMATIVE COVENANTS OF THE COMPANY

      The Company covenants and agrees that, from the date of the Closing under the Series A Purchase Agreement and thereafter so long as any Purchaser owns Registrable Securities constituting at least five percent (5%) of the total then outstanding shares of the Company ("Significant Purchaser"), it will perform and observe the following covenants and provisions, and will cause each Subsidiary, if and when such Subsidiary exists, to perform and observe the following covenants and provisions as applicable to such Subsidiary.

      5.1 FINANCIAL STATEMENTS; OTHER REPORTS. The Company and each Subsidiary will maintain proper books of account and records in accordance with generally accepted accounting principles applied on a consistent basis, certified by a nationally recognized independent accounting firm, and will deliver, promptly after the close of the applicable period, quarterly and annual financial statements to each Significant Purchaser, which shall include:

      (a) as soon as available and in any event within thirty (30) days after the end of each of the first three quarters of each fiscal year of the Company, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related statements of income and shareholders' equity and of cash flows of the Company for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, reviewed by the independent auditors of the Company and setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and prepared in accordance with U.S. generally accepted accounting principles consistently applied (including an adjustment schedule to Israeli generally accepted accounting principles), and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Company;

      (b) as soon as available and in any event within sixty (60) days after the end of each fiscal year of the Company, a copy of the annual audited consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and statements of income and shareholders' equity and of cash flows of the Company for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, including the audit letter of the Company's independent public accountants of nationally recognized standing;

      (c) promptly upon receipt thereof, any written report submitted to the Company by independent public accountants in connection with an annual or interim audit of the books of the Company and its Subsidiaries made by such accountants;

      (d) promptly after sending, making available, or filing the same, such reports and financial statements as the Company shall send or make available to the shareholders of the Company; and

      (e) promptly after the occurrence thereof and in any event within five (5) business days after it becomes aware of each occurrence, notice of any material adverse change in the business, assets, properties, management, operations or financial condition of the Company or its Subsidiaries.

      Neither the foregoing provisions of this Section nor any other provision of this Agreement shall be in limitation of any rights which a Purchaser may have with respect to the books and records of the Company and its Subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are incorporated.

      5.2 INSPECTION AND OTHER INFORMATION. Each Significant Purchaser and such agents, advisors and counsel as such Purchaser may designate, may, at its expense and subject to the prior signing of a non-disclosure undertaking in form designated by the Company, visit and inspect any of the properties of the Company and each Subsidiary, examine the books of account of the Company and each Subsidiary, take extracts therefrom and discuss the affairs, finances and accounts of the Company and each Subsidiary with its officers and employees and, with a Company representative present at the expense of the Company, its public accountants (and by this provision the Company and each Subsidiary hereby authorizes said accountants to discuss with such Significant Purchaser and such persons its finances and accounts), at reasonable times and with reasonable prior notice during normal business hours. All such visits and inspections shall be conducted in a manner which will not unreasonably interfere with the normal business operations of the Company and each Subsidiary. The Company and each Subsidiary will furnish to each such Significant Purchaser such other information as it from time to time may reasonably request.

      5.3 INDEPENDENT ACCOUNTANTS. The Company will retain independent public accountants of recognized national standing approved by the Company's Board of Directors who shall audit the Company's consolidated financial statements at the end of each fiscal year. In the event the services of the independent public accountants, so selected, or any firm of independent public accountants hereafter employed by the Company are terminated, the Company will promptly thereafter engage another such firm of independent public accountants of national standing. In its notice to the Series A Holders, the Company shall state whether the change of accountants was recommended or approved by the Board of Directors or any committee thereof.

      5.4 MAINTENANCE OF INSURANCE. The Company and each Subsidiary will maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company operates, including, without limitation, directors' and officers' liability insurance.

      5.5 MAINTENANCE OF KEY-PERSON LIFE INSURANCE. The Company will reasonably consider procuring term life insurance on the life of its President and CEO, with a financially sound and reputable insurance company or association and in amounts reasonably determined by the Company, which proceeds shall be payable to the order of the Company. The Company will not cause or permit any assignment of the proceeds of either policy or change in beneficiary, and will not borrow against either policy.

      5.6 EMPLOYEE NONDISCLOSURE AND NONCOMPETITION AGREEMENTS. The Company shall use its best efforts to obtain, and shall cause its subsidiaries (if any) to use their best efforts to obtain, a confidentiality, noncompetition and work-for-hire agreement from all key employees and from any other employees who will have access to confidential information of the Company or any of its subsidiaries, upon their employment by the Company or any of its subsidiaries.

      5.7 PRESERVATION OF CORPORATE EXISTENCE. The Company and each Subsidiary will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties. The Company and each Subsidiary shall preserve and maintain all material licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, Intellectual Property Rights or copyrights owned or possessed by it and necessary to the conduct of its business.

      5.8 COMPLIANCE WITH LAWS. The Company will use its best efforts to comply, and cause each of its Subsidiaries to comply, with all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could reasonably be expected to materially and adversely affect its business or condition, financial or otherwise.

      5.9 COMPENSATION. The Company and each Subsidiary shall pay to its management compensation which is not in excess of compensation customarily paid to management in companies of similar size, of similar maturity, and in similar businesses and all management compensation and all policies relating thereto, shall be approved in advance by a majority of the Company's Board of Directors.

      5.10 NEW DEVELOPMENTS. The Company and each Subsidiary will employ reasonable and customary standards as the Company will deem necessary and appropriate in documenting and protecting all valuable technological developments, patentable or unpatentable inventions, discoveries or improvements by their officers, employees or consultants.

      5.11 MEETINGS OF DIRECTORS AND COMMITTEES; EXPENSES OF DIRECTORS. The Company shall hold meetings of the Company's Board of Directors (in-person or telephonic) not less frequently than six times during any calendar year. The Company shall promptly reimburse in full each director of the Company for all of his or her reasonable out-of-pocket expenses incurred in attending each in-person meeting of the Board of Directors of the Company or any committee thereof or in connection with any special project. No action shall be taken at any such meeting (other than an adjourned meeting reconvened for lack of quorum, and of which meeting the Preferred Directors shall have been given notice as was given to all directors and in accordance with the Amended Articles) unless at least one of the Preferred Directors is present at such meeting.

      5.12 PROMPT PAYMENT OF TAXES, ETC. The Company and each Subsidiary will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all material lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any Subsidiary; PROVIDED, HOWEVER, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company or such Subsidiary shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company and each Subsidiary will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor. The Company and each Subsidiary will promptly pay or cause to be paid when due, or in conformance with customary trade terms, all other Indebtedness incident to operations of the Company and each Subsidiary.

      5.13 MAINTENANCE OF PROPERTIES AND LEASES. The Company will keep its properties and those of its Subsidiaries in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company and its Subsidiaries will at all times comply with each provision of all leases to which any of them is a party or under which any of them occupies property if the breach of such provision could reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or operations of the Company or such Subsidiary.

      5.14 COMPLIANCE WITH AGREEMENTS. The Company and all of its Subsidiaries shall duly comply with all of the provisions of the material contracts, obligations, agreements, plans, arrangements and commitments to which any of them is a party or by which any of them is bound.

      5.15 AVAILABILITY OF ORDINARY SHARES. The Company will, from time to time, in accordance with the laws of the State of Israel, increase the authorized amount of Ordinary Shares if at any time the number of Ordinary Shares remaining unissued and available for issuance shall be insufficient to permit conversion of all then outstanding Preferred Shares.

      5.16 SHARE DISPOSITIONS. The Option Plan maintained by the Company will contain provisions, which, subject to exclusions approved by the Board of Directors or Compensation Committee, will generally apply to each employee or officer of the Company who hereafter acquires shares of the Company's share capital from the Company, or any option or right to acquire shares of the Company's share capital from the Company, if they have not already done so, , pursuant to which the Company shall have the right, exercisable subject to applicable laws, to repurchase for fair value such shares of the Company's share capital from such employee or officer upon the cessation of his or her employment with the Company, whether in general or in certain circumstances surrounding such cessation.

      5.17 TERMINATION OF AFFIRMATIVE COVENANTS. The covenants set forth in this
Article 6 shall be of no further force or effect upon the closing of the Company's Initial Public Offering.

      6. NEGATIVE COVENANTS

      Without limiting any other covenants or provisions hereof, the Company covenants and agrees that it will comply with and observe the following negative covenants and provisions, and will cause each Subsidiary to comply with and observe such of the following covenants and provisions as are applicable to such Subsidiary, if and when such Subsidiary exists, and will not, without first having obtained either (y) the approval of the Board of Directors, including at least one Preferred Director, or (z) the affirmative vote or written consent of the holders of at least a majority of the outstanding Preferred Share, do any of the actions set forth in the following covenants and provisions.

      6.1 BUSINESS. The Company will not engage in any business other than the business of research, development, production service and sale of products for use in the gastrointestinal diagnostics and/or therapy.

      6.2 MERGER AND SALE OF ASSETS; LIQUIDATION AND DISSOLUTION. Prior to the second anniversary of the Closing under the Series A Purchase Agreement, the Company will not merge or consolidate with any other Person or sell, assign, lease or otherwise dispose of all or substantially all of its assets, in one transaction or in a series of related transactions, nor dissolve or liquidate the Company if the proceeds for such event are less than US$300 million.

      6.3 AMENDMENTS TO MEMORANDUM AND ARTICLES OF ASSOCIATION AND RIGHTS OF PREFERRED SHARES. The Company will not amend, alter or repeal any provision of its Memorandum or Articles of Association or take any other action which adversely affects or compromises the rights attached to the Preferred Shares.

      6.4 DISTRIBUTIONS. Neither the Company nor any Subsidiary will purchase, redeem, retire, or otherwise acquire for value, except as contemplated by
Section 5.16 above, any shares of its share capital (or rights, options or warrants to purchase such shares) now or hereafter outstanding, return any capital to its shareholders (such transactions being hereinafter referred to as "Distributions"), and neither the Company nor any Subsidiary shall declare or pay any dividends or make any distribution of assets to its shareholders as such, in each case unless such Distribution, dividends or asset distribution is funded from an event approved or which does not require approval pursuant to
Section 6.2 above.

      6.5 MATERIAL AGREEMENTS; DEALINGS WITH AFFILIATES. Except for existing agreements described in the Schedules to the Series A Purchase Agreement, neither the Company nor any Subsidiary will enter into any transaction or agreement (i) involving the expenditure or commitment of amounts exceeding US$500,000, individually or in the aggregate, within 18 months of the Closing under the Series A Purchase Agreement unless contemplated within in an annual budget approved by the Board of Directors, or (ii) other than indemnification and employment transactions in the ordinary course of the Company's business, with any employee, officer or director or any member of their families, or any corporation or other entity in which any one or more of such persons holds, directly or indirectly, five percent (5%) or more of any class of share capital, or with any other Affiliate of the Company, except agreements and transactions on terms no less favorable to the Company or any Subsidiary than it would obtain in a transaction between unrelated parties, and then only if such agreements or transactions are approved by the disinterested members of the Board of Directors.

      6.6 TRANSFERS OF TECHNOLOGY. Neither the Company nor any Subsidiary will transfer substantially all or substantially all of the Intellectual Property Rights to any Person for a value of less than US$300 million within 2 years of the Closing under the Series A Purchase Agreement.

      6.7 RESTRICTIVE AGREEMENTS PROHIBITED. Neither the Company nor any of its Subsidiaries shall become a party to any agreement which by its terms restricts the Company's performance of its obligations pursuant to the terms of this Agreement, the Series A Purchase Agreement, or the provisions relating to the Series A Shares, included in the Amended Articles, including, but not limited to, registration rights and the payment of dividends on, the redemption, voting or conversion of the Series A Shares, PROVIDED, HOWEVER, that nothing in this
Section 6.7 shall prohibit any amendment of or waiver of any provision of this Agreement or any of the foregoing agreements or the Amended Articles, if such amendment or waiver is in accordance with the applicable provisions of this Agreement and other applicable law.

      6.8 MERGERS, SALE OF ASSETS, ETC. OF SUBSIDIARIES. Prior to the second anniversary of the Closing under the Series A Purchase Agreement, the Company shall not permit any Subsidiary to consolidate or merge into or with or sell or transfer all or substantially all its assets, except that any Subsidiary may (i) consolidate or merge into or with or sell or transfer assets to any other Subsidiary, or (ii) merge into or sell or transfer assets to the Company, if the proceeds from such transaction to the Company are less than $US300 million.

      6.9 MAINTENANCE OF OWNERSHIP OF SUBSIDIARIES. Prior to the second anniversary of the Closing under the Series A Purchase Agreement, the Company shall not sell or otherwise transfer any shares of Share capital of any Subsidiary, except to the Company or another Subsidiary, or permit any Subsidiary to issue, sell or otherwise transfer any shares of its Share capital or the Share capital of any Subsidiary, except to the Company or another Subsidiary, if the proceeds from such transaction to the Company are less than $US300 million.

      6.11 U.S. REAL PROPERTY HOLDING CORPORATION. The Company will not be a "United States real property holding corporation", as defined in Section 897(c)(2) of the Code and Section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service and upon written request, will provide to any holder of Registrable Securities a statement to the effect informing such holder whether such interest constitutes a U.S. real property interest.

      6.12 SHARE AND OPTION AGREEMENTS. Except as permitted under Section 6.2, the Company will not (i) issue Ordinary Shares or securities convertible into Ordinary Shares within 1 year of the Closing under the Series A Purchase Agreement or (ii) issue share options to its officers, directors, employees or others who render services to the Company at an exercise price less than the price per Series A Share paid by the Purchasers, except with respect to either of the foregoing (A) pursuant to a Share Option Plan in an aggregate amount approved on the date hereof or such greater number of shares of Ordinary Shares as approved by the Board of Directors, consistent with the Company's then general compensation policy, (B) pursuant to any other share option plan approved by the Board of Directors, (C) pursuant to a Qualified Public Offering,
(D) or pursuant to the exercise of any options existing at the date of the Closing under the Series A Purchase Agreement..

      6.13 TERMINATION OF NEGATIVE COVENANTS. The covenants set forth in this
Article 6 shall be of no further force or effect upon the closing of the Initial Public Offering.

      7. MISCELLANEOUS

      7.1 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

                  If to the Company:   Given Imaging Ltd.
                                       2 Ha'Carmel Street
                                       New Industrial Park

                                       P.O. Box 258
                                       Yoqneam 20692
                                       Israel
                                       Attn: Gavriel Meron, President and CEO
                                       972-4-959-2466 (Fax)

                  With a copy to:      Zellermayer & Pelossof, Advocates
                                       Europe House
                                       37 King Shaul Blvd.
                                       Tel-Aviv 64928
                                       Israel
                                       972-3-693-9555 (Telephone)
                                       972-3-695-2884 (Fax)

                 If to the Purchasers: To the addresses set forth on Exhibit A

                  With copies to:      Wollmuth Maher & Deutsch LLP
                                       500 Fifth Avenue, 12th Floor
                                       New York, New York 10110
                                       Attn: Mason H. Drake, Esq.
                                       (212) 382-3300 (Telephone)
                                       (212) 382-0050 (Fax)

                                       Sharir, Shiv, Friedman & Co., Law Offices
                                       Top Dan building
                                       72 Pinchas Rosen street
                                       Tel Aviv 69512
                                       Israel
                                       Attn: Yoram Shiv, Adv.
                                       Tel: +972 -3-6440105
                                       Fax: +972-3-6440106

      All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

      7.2 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof, including the Term Sheet dated August 3, 2000 relating to the offering of the Series A Shares between the Company and OrbiMed Advisors LLC. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

      7.3 MODIFICATIONS AND AMENDMENTS. This Agreement may be amended or modified, and any provision hereof may be waived, only with the written consent of (i) the Company, (ii) the holders of at least two-thirds (2/3) of the outstanding Series A Shares and (iii) the holders of at least two-thirds (2/3) of the outstanding Ordinary Shares held by the Ordinary Shareholders. Any waiver or consent hereunder shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

      7.4 ASSIGNMENT. The rights and obligations under this Agreement may not be assigned by the Company without the prior written consent of at least a majority of the holders of Registrable Securities, unless specifically permitted by the terms hereof.

      7.5 BENEFIT. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

      7.6 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York, without giving effect to the conflict of law principles thereof.

      7.7 JURISDICTION AND SERVICE OF PROCESS. Any legal action or proceeding with respect to this Agreement shall be brought in the courts of the State of New York or of the United States of America for the District of New York. By execution and delivery of this Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the party at its address set forth in Section 7.1 hereof.

      7.8 SEVERABILITY. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

      7.9 INTERPRETATION. The parties hereto acknowledge and agree that: (i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

      7.10 HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

      7.11 ENFORCEMENT. Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other parties were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any other party and to enforce specifically the terms and provisions hereof in any federal or state court to which the parties have agreed hereunder to submit to jurisdiction.

      7.12 NO WAIVER OF RIGHTS, POWERS AND REMEDIES. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing among the parties hereto, shall operate as a waiver of any such right, power or remedy of the party, other than as provided by Section 7.3 above. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

      7.13 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement or caused this Agreement to be executed by their duly authorized representatives; as of the date first written above.



                               GIVEN IMAGING LTD.


                               By: /s/ Ami Erel         G. Meron
                                  -------------------------------------------
                                  Ami Erel,             Dr. Gavriel D. Meron,
                                  Chairman of           President and Chief
                                  The Board             Executive Officer



              Investors Counterpart Signature Pages Begin Next Page

                           SERIES A HOLDERS:


                           CADUCEUS PRIVATE INVESTMENTS, LP


                           By: /s/ Jonathan Silverstein
                              -------------------------------
                           Name:   Jonathan Silverstein
                           Title:


                           ORBIMED ASSOCIATES LLC


                           By: /s/ Jonathan Silverstein
                              -------------------------------
                           Name:   Jonathan Silverstein
                           Title:

                           AUBER INVESTMENTS, LTD.


                           By: /s/ David Leibman
                              -------------------------------
                           Name:  David Leibman
                           Title: Assist. Treas.

                           EATON VANCE WORLDWIDE HEALTH
                           SCIENCES PORTFOLIO


                           By: /s/ Jonathan Silverstein
                              -------------------------------
                           Name:   Jonathan Silverstein
                           Title:

                           FINSBURY WORLDWIDE
                           PHARMACEUTICAL TRUST


                           By: /s/ Jonathan Silverstein
                              -------------------------------
                           Name:   Jonathan Silverstein
                           Title:


                           WOLLMUTH MAHER & DEUTSCH LLP


                           By: /s/ Mason H. Drake
                              -------------------------------
                           Name:   Mason H. Drake
                           Title:  Member


                           OTHER SERIES A PURCHASERS:

                           Name:
                                -----------------------------


                           By:
                              -------------------------------

COUNTERPART SIGNATURE PAGE (INVESTOR RIGHTS AGREEMENT)

      The undersigned hereby agrees to become a party to that certain Investors Rights Agreement dated as of September 15, 2000 (the "Agreement") among GIven Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.



------------------------------------------------
Printed Name of Investor



------------------------------------------------
Signature of Investor

                                                By:
                                                   ---------------------------

                                                Title:
                                                      ------------------------

                                                Address:
                                                        ----------------------

                                                ------------------------------

                                                ------------------------------


                                                Date:              , 2000
                                                     -------------


Agreed and accepted:

GIVEN IMAGING LTD.

By:
   ---------------------------------------------
Name:
Title:

Date:              , 2000
     -------------

                                                                              32
COUNTERPART SIGNATURE PAGE (INVESTOR RIGHTS AGREEMENT)

      The undersigned hereby agrees to become a party to that certain Investors Rights Agreement dated as of September 15, 2000 (the "Agreement") among GIven Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


RDC -- Rafael Development Corporation Ltd.
------------------------------------------------
Printed Name of Investor


/s/ [ILLEGIBLE]
------------------------------------------------
Signature of Investor


Date: October 3, 2000



Agreed and accepted:

GIVEN IMAGING LTD.

By: /s/ Zvi Ben David
   ---------------------------------------------
Name:  Zvi Ben David
Title: CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE (INVESTOR RIGHTS AGREEMENT)

      The undersigned hereby agrees to become a party to that certain Investors Rights Agreement dated as of September 15, 2000 (the "Agreement") among GIven Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


Discount Investment Corporation Ltd.
------------------------------------------------
Printed Name of Investor


/s/ [ILLEGIBLE]
------------------------------------------------
Signature of Investor


Date: October 3, 2000



Agreed and accepted:

GIVEN IMAGING LTD.

By: /s/ Zvi Ben David
   ---------------------------------------------
Name:  Zvi Ben David
Title: CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE (INVESTOR RIGHTS AGREEMENT)

      The undersigned hereby agrees to become a party to that certain Investors Rights Agreement dated as of September 15, 2000 (the "Agreement") among GIven Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


Elron Electronic Industries Ltd.
------------------------------------------------
Printed Name of Investor


/s/ [ILLEGIBLE]
------------------------------------------------
Signature of Investor


Date: October 3, 2000



Agreed and accepted:

GIVEN IMAGING LTD.

By: /s/ Zvi Ben David
   ---------------------------------------------
Name:  Zvi Ben David
Title: CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE (INVESTOR RIGHTS AGREEMENT)

      The undersigned hereby agrees to become a party to that certain Investors Rights Agreement dated as of September 15, 2000 (the "Agreement") among GIven Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


Amos Horev (Professor)
------------------------------------------------
Printed Name of Investor


/s/ A. Horev
------------------------------------------------
Signature of Investor


Date: 4.10.00, 2000



Agreed and accepted:

GIVEN IMAGING LTD.

By: /s/ Zvi Ben David
   ---------------------------------------------
Name:  Zvi Ben David
Title: CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE (INVESTOR RIGHTS AGREEMENT)

      The undersigned hereby agrees to become a party to that certain Investors Rights Agreement dated as of September 15, 2000 (the "Agreement") among GIven Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


Adigar Techonologies Ltd.
------------------------------------------------
Printed Name of Investor


/s/ [ILLEGIBLE]
------------------------------------------------
Signature of Investor


Date: October 8, 2000



Agreed and accepted:

GIVEN IMAGING LTD.

By: /s/ Zvi Ben David
   ---------------------------------------------
Name:  Zvi Ben David
Title: CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE (INVESTOR RIGHTS AGREEMENT)

      The undersigned hereby agrees to become a party to that certain Investors Rights Agreement dated as of September 15, 2000 (the "Agreement") among GIven Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


Ron Lubash
------------------------------------------------
Printed Name of Investor


/s/ Ron Lubash
------------------------------------------------
Signature of Investor


Date: October 3, 2000



Agreed and accepted:

GIVEN IMAGING LTD.

By: /s/ Zvi Ben David
   ---------------------------------------------
Name:  Zvi Ben David
Title: CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE (INVESTOR RIGHTS AGREEMENT)

      The undersigned hereby agrees to become a party to that certain Investors Rights Agreement dated as of September 15, 2000 (the "Agreement") among GIven Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


Securfin S.p.A.
------------------------------------------------
Printed Name of Investor


/s/ [ILLEGIBLE]
------------------------------------------------
Signature of Investor


Date: October 3, 2000



Agreed and accepted:

GIVEN IMAGING LTD.

By: /s/ Zvi Ben David
   ---------------------------------------------
Name:  Zvi Ben David
Title: CFO

Date: October 30, 2000

COUNTERPART SIGNATURE PAGE (INVESTOR RIGHTS AGREEMENT)

      The undersigned hereby agrees to become a party to that certain Investors Rights Agreement dated as of September 15, 2000 (the "Agreement") among GIven Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


Gary S. Weinstein
------------------------------------------------
Printed Name of Investor


/s/ Gary S. Weinstein
------------------------------------------------
Signature of Investor


Date: 9/22, 2000



Agreed and accepted:

GIVEN IMAGING LTD.

By: /s/ Zvi Ben David
   ---------------------------------------------
Name:  Zvi Ben David
Title: CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE (INVESTOR RIGHTS AGREEMENT)

      The undersigned hereby agrees to become a party to that certain Investors Rights Agreement dated as of September 15, 2000 (the "Agreement") among GIven Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


Harvey Krueger
------------------------------------------------
Printed Name of Investor


/s/ Harry M. Krueger
------------------------------------------------
Signature of Investor


Date: October 3, 2000



Agreed and accepted:

GIVEN IMAGING LTD.

By: /s/ Zvi Ben David
   ---------------------------------------------
Name:  Zvi Ben David
Title: CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE (INVESTOR RIGHTS AGREEMENT)

      The undersigned hereby agrees to become a party to that certain Investors Rights Agreement dated as of September 15, 2000 (the "Agreement") among GIven Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


David Gruber
------------------------------------------------
Printed Name of Investor


/s/ David Gruber
------------------------------------------------
Signature of Investor


Date: September 23, 2000



Agreed and accepted:

GIVEN IMAGING LTD.

By: /s/ Zvi Ben David
   ---------------------------------------------
Name:  Zvi Ben David
Title: CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE (INVESTOR RIGHTS AGREEMENT)

      The undersigned hereby agrees to become a party to that certain Investors Rights Agreement dated as of September 15, 2000 (the "Agreement") among GIven Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


Jason Fertig
------------------------------------------------
Printed Name of Investor


/s/ Jason S. Fertig
------------------------------------------------
Signature of Investor


Date: September 22, 2000



Agreed and accepted:

GIVEN IMAGING LTD.

By: /s/ Zvi Ben David
   ---------------------------------------------
Name:  Zvi Ben David
Title: CFO

Date: Sep. 26, 2000

COUNTERPART SIGNATURE PAGE (INVESTOR RIGHTS AGREEMENT)

      The undersigned hereby agrees to become a party to that certain Investors Rights Agreement dated as of September 15, 2000 (the "Agreement") among GIven Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


Michael I. Brill
------------------------------------------------
Printed Name of Investor


/s/ Michael Brill
------------------------------------------------
Signature of Investor


Date: September 22, 2000



Agreed and accepted:

GIVEN IMAGING LTD.

By: /s/ Zvi Ben David
   ---------------------------------------------
Name:  Zvi Ben David
Title: CFO

Date: Sep. 26, 2000

COUNTERPART SIGNATURE PAGE (INVESTOR RIGHTS AGREEMENT)

      The undersigned hereby agrees to become a party to that certain Investors Rights Agreement dated as of September 15, 2000 (the "Agreement") among GIven Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


Alexis D. Lasser
------------------------------------------------
Printed Name of Investor


/s/ Alexis Lasser
------------------------------------------------
Signature of Investor


Date: 9/22, 2000



Agreed and accepted:

GIVEN IMAGING LTD.

By: /s/ Zvi Ben David
   ---------------------------------------------
Name:  Zvi Ben David
Title: CFO

Date: Sep. 26, 2000

COUNTERPART SIGNATURE PAGE (INVESTOR RIGHTS AGREEMENT)

      The undersigned hereby agrees to become a party to that certain Investors Rights Agreement dated as of September 15, 2000 (the "Agreement") among GIven Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


Rolf Haegler
------------------------------------------------
Printed Name of Investor


/s/ R. Haegler
------------------------------------------------
Signature of Investor


Date: 8/10, 2000



Agreed and accepted:

GIVEN IMAGING LTD.

By: /s/ Zvi Ben David
   ---------------------------------------------
Name:  Zvi Ben David
Title: CFO

Date: October 3, 2000

COUNTERPART SIGNATURE PAGE (INVESTOR RIGHTS AGREEMENT)

      The undersigned hereby agrees to become a party to that certain Investors Rights Agreement dated as of September 15, 2000 (the "Agreement") among GIven Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


Amedeo Carassai
------------------------------------------------
Printed Name of Investor


/s/ Amedeo Carassai
------------------------------------------------
Signature of Investor


Date: October 3, 2000



Agreed and accepted:

GIVEN IMAGING LTD.

By: /s/ Zvi Ben David
   ---------------------------------------------
Name:  Zvi Ben David
Title: CFO

Date: Oct. 30, 2000

COUNTERPART SIGNATURE PAGE (INVESTOR RIGHTS AGREEMENT)

      The undersigned hereby agrees to become a party to that certain Investors Rights Agreement dated as of September 15, 2000 (the "Agreement") among GIven Imaging Ltd. (the "Company") and others set forth on the signature pages thereto. From and after the undersigned's execution and delivery and the Company's acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.


Jacob Benatoff
------------------------------------------------
Printed Name of Investor


/s/ Jacob Benatoff
------------------------------------------------
Signature of Investor


Date: 5-10-, 2000



Agreed and accepted:

GIVEN IMAGING LTD.

By: /s/ Zvi Ben David
   ---------------------------------------------
Name:  Zvi Ben David
Title: CFO

Date: Oct. 30, 2000

                                    EXHIBIT A


RDC Rafael Development Corporation Ltd.

ThermoTrex Corporation

Discount Investment Corporation Ltd.

PEC Israel Economic Corporation

Elron Electronic Industries Ltd.

Trimaran Investment Trust






                                                                              33